PALOMAR ENTERPRISES, INC.
                             SUBSCRIPTION AGREEMENT


Palomar Enterprises, Inc.
120 Birmingham, Suite 110-G
Cardiff, California 92007

     Re:     Purchase  of  shares of the Preferred stock in Palomar Enterprises,
Inc.

Gentlemen:

     1.     Subscription.  The undersigned hereby applies to purchase the number
            ------------
of shares of the Preferred stock in Palomar Enterprises, Inc., a Nevada corporation (the "Company") indicated below in accordance with the terms of this Subscription Agreement and the placement materials relating to the offering (the "Offering") of the shares of the Preferred stock (such placement materials, including all financial statements, exhibits and schedules contained therein or attached thereto, and any amendments and supplements thereto, is hereinafter referred to as the "Offering Materials"). Any capitalized terms used herein shall have the same meaning as used in the Offering Materials. The undersigned has received a copy of the Offering Materials. The shares of the Preferred stock are being offered by the Company. Subject to the terms and conditions of the Offering Materials and this Subscription Agreement, the undersigned hereby irrevocably offers to purchase 23,000,000 (23 mio) shares of the Preferred stock and therefore tenders to the Company a check payable to "Palomar Enterprises, Inc." in the amount of 400,000 EUR for the shares of the Preferred stock. The amount is payable in 3 blocks (first block: 120,000 EUR, second block: 140,000 EUR, third block: 140,000 EUR). The first block will be paid within 30 days of execution of this Agreement. It is understood that the cash contribution tendered is irrevocable by the undersigned and may be deposited for collection in accordance with the Offering Materials, regardless and independent of the sale of any other shares of the Preferred stock in the Company. The check tendered shall be promptly returned to the undersigned if the purchase is not accepted by the Company pursuant to the terms and conditions specified in the Offering Materials.

     2.     Acceptance and Subscription.  The undersigned understands and agrees
            ---------------------------
that  this  subscription  is made subject to the following terms and conditions:
                                          --

          (a) The Company will have the right to reject this subscription, in whole or in part.

          (b) This subscription will be deemed to be accepted by or on behalf of the Company only when it is signed by the Company.

          (c) The Company will have no obligation to accept subscriptions for the shares of the Preferred stock in the order received.

          (d) The Offering may be terminated at any time by the Company prior to the final acceptance of subscriptions for the required number of the shares of the Preferred stock as specified in the Offering Materials.

     3.     Representations  and  Warranties.  The  undersigned  represents  and
            --------------------------------
warrants  as  follows:

          (a) The undersigned has received information, and has carefully reviewed the Offering Materials and has relied on the disclosures contained therein, information otherwise provided to him in writing by the Company, or information from books and records of the Company. The undersigned understands that all documents, records and books pertaining to this investment have been made available for inspection by his attorney and/or his accountant and/or his Purchaser Representative and him, and that the books and records of the Company will be available, upon reasonable notice, for inspection by investors


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during  reasonable  business  hours  at  its  principal  place of business.  The undersigned and/or his adviser(s) have had a reasonable opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the Offering of the shares of the Preferred stock, and all such questions have been answered to the full satisfaction of the undersigned. No oral representations have been made or oral information furnished to the undersigned or his adviser(s) in connection with the Offering of the shares of the Preferred stock were in any way inconsistent with the information furnished.

          (b) The undersigned (i) has adequate means of providing for his current needs and possible personal contingencies, (ii) has no need for liquidity in this investment, (iii) is able to bear the substantial economic risks of an investment in the shares of the Preferred stock for an indefinite period, and (iv) at the present time, could afford a complete loss of such investment.

          (c) The undersigned recognizes that the Company has a limited financial and operating history and no history of profitable operations, and that the shares of the Preferred stock as an investment involves special risks, including those disclosed to the undersigned by the Company.

          (d) The undersigned understands that the shares of the Preferred stock have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state of the United States or foreign jurisdiction, in reliance upon an exemption therefrom for offers and sales of securities made outside of the United States pursuant to Regulation S promulgated under the Securities Act. The undersigned understands that the shares of the Preferred stock must be held indefinitely unless they are subsequently registered, or an exemption from such registration is available. The undersigned further understands that the Company is under no obligation to register the shares of the Preferred stock on his behalf or to assist him in complying with any exemption from registration.

          (e) The undersigned or his advisers have such knowledge and experience in financial, tax, and business matters to enable him to utilize the information, made available to him in connection with the Offering of the shares of the Preferred stock to evaluate the merits and risks of the prospective investment and to make an informed investment decision with respect thereto.

          (f) The undersigned is not a U.S. person and that at the time of the execution of this Subscription Agreement he is outside of the United States.

          (g) That if the purchase of the shares of the Preferred stock is made through a physical trading floor of an established foreign securities exchange, the transaction is executed in, or through a physical trading floor of an established foreign securities exchange that is located outside of the United States.

          (h) That if the undersigned effects a resale of the shares of the Preferred stock in, or through the facilities of a designated offshore securities market of an established foreign securities exchange, neither the seller nor any person acting on its behalf, the transaction shall not be pre-arranged with a buyer in the United States.

          (i) The undersigned is not acquiring the shares of the Preferred stock for the account or benefit of any U.S. person nor is a U.S. person who purchased the shares of the Preferred stock in a transaction that did not require registration under the Securities Act.

          (j) The undersigned is not aware of any directed selling efforts with respect to the shares of the Preferred stock made in the United States by the Company, a distributor, any of their respective affiliates, or any person acting on their behalf.

          (k) The undersigned agrees to resell such shares of the Preferred stock only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.


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          (l)     The  undersigned  agrees not to engage in hedging transactions with regard to such shares of the Preferred stock unless in compliance with the Securities Act.

          (m) The undersigned realizes that he may not be able to sell or dispose of his shares of the Preferred stock. In addition, the undersigned understands that his right to transfer the shares of the Preferred stock will be subject to restrictions against transfer unless the transfer is not in violation of the Securities Act, and the securities laws of any state or foreign jurisdiction (including investor suitability standards). The undersigned also acknowledges that he shall be responsible for compliance with all conditions on transfer imposed by the Securities Act, or the securities law of any state or foreign jurisdiction and for any expenses incurred in connection with such a proposed transfer.

          (n) The undersigned, if a corporation, partnership, trust, or other entity, is authorized and otherwise duly qualified to purchase and hold the shares of the Preferred stock.

          (o) All information which the undersigned has provided to the Company concerning himself, his financial position, and his knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, the knowledge of financial and business matters of the person making the investment decision on behalf of such entity, is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to his subscription being accepted, he will immediately provide the Company with such information.

          (p) A legend in substantially the following form has been or will be placed on any certificate(s) or other document(s) evidencing the shares of the Preferred stock:

     THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR FOREIGN JURISDICTION. THE TRANSFER OF THESE SECURITIES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

     Stop transfer instructions to the transfer agent of the shares of the Preferred stock have been or will be placed with respect to the shares of the Preferred stock so as to restrict the resale or transfer thereof, subject to the further items hereof, including the provisions of the legend set forth above, and the legend and stop transfer instructions described herein will be placed with respect to any new certificate(s) or other document(s) issued upon presentment by the undersigned of certificate(s) or other document(s) for transfer.

          (q) The undersigned acknowledges: (i) that he can bear the economic risk of this investment; (ii) he has relied upon the advice of such Purchaser Representative as to the merits of an investment in the Company and the suitability of such investment for the undersigned; and (iii) such Purchaser Representative has confirmed to him, in writing, any past, present or future material relationship, actual or contemplated, between such Purchaser
Representative  or  its  affiliates  and  the  Company,  or  its  affiliates.

          (r) The undersigned understands that neither the United States Securities and Exchange Commission nor the securities commission of any state of the United States or foreign jurisdiction has made any finding or determination relating to the fairness for public investment in the shares of the Preferred stock and that the United States Securities and Exchange Commission as well as the securities commission of any state of the United States or foreign jurisdiction will not recommend or endorse any offering of securities.

          (s)     The  undersigned  understands  that:

               (i) No assurances are or have been made regarding any economic advantages (including tax) which may inure to the benefit of the undersigned;

               (ii) No assurances are or have been made concerning the distribution of profits to the Company's investors; and

               (iii) He is aware that this subscription is independent of any other subscription for the shares of the Preferred stock.

          (t) The undersigned acknowledges and is aware that it never has been represented, guaranteed, or warranted to him by the Company, its directors, officers, agents or employees, or any other person, expressly or by implication, as to any of the following:

               (i) The approximate or exact length of time that he will be required to remain as an owner of his shares of the Preferred stock;

               (ii) The percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of this investment; or

               (iii) That the limited past performance or experience on the part of the Company, or any future projections will in any way indicate the predictable results of the ownership of the shares of the Preferred stock or of the overall financial performance of the Company.

          (u) The undersigned acknowledges that the Company has made available to him or his Purchaser Representative, if any, or other personal advisers the opportunity to obtain additional information to verify the accuracy of the information furnished to him and to evaluate the merits and risks of this investment.

          (v) The undersigned confirms that he has consulted with his Purchaser Representative, if any, or other personal advisers and that said
Purchaser Representative or other advisers have analyzed the information furnished to him and the documents relating thereto on his behalf and have advised him of the business and financial aspects and consequences of and liabilities associated with his investment in the shares of the Preferred stock. The undersigned represents that he has made other risk capital investments or other investments of a speculative nature, and by reason of his business and financial experience and of the business and financial experience of those persons he has retained to advise him with respect to investments of this nature. In reaching the conclusion that he desires to acquire the shares of the Preferred stock, the undersigned has carefully evaluated his financial resources and investments and acknowledges that he is able to bear the economic risks of this investment.

          (w) The undersigned acknowledges that all information made available to him and/or his Purchaser Representative, if any, and/or personal adviser(s) in connection with his investment in the shares of the Preferred stock, including the information furnished to him is and shall remain confidential in all respects and may not be reproduced, distributed or used for any other purpose without the prior written consent of the Company.

     4.     Indemnification.  The  undersigned  agrees  to  indemnify  and  hold
            ---------------
harmless the Company and its affiliates from and against all damages, losses, costs, and expenses (including reasonable attorneys' fees) which they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this subscription, or by reason of any breach of the representations and warranties made by the undersigned herein, or in any document provided by the undersigned to the Company.

     5.     Limitation  on  Transfer  of the Shares of the Preferred Stock.  The
            --------------------------------------------------------------
undersigned acknowledges that he is aware that there are substantial restrictions on the transferability of the shares of the Preferred stock. Since the shares of the Preferred stock will not be, and since the undersigned has no right to require that they be, registered under the Securities Act, or the securities laws of any state of the United States or foreign jurisdiction, the shares of the Preferred stock may not be, and the undersigned agrees that it shall not be, sold except pursuant to an effective registration statement or an exemption from such registration statement under said statutes.

     6.     Refusal  to  Register  Transfers  by the Company.  The Company shall
            ------------------------------------------------
refuse to register any transfer of its securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; provided, however, if the securities are in bearer form or foreign law prevents the Company from refusing to register securities transfers, other reasonable procedures (such as a legend described in Regulation S) shall be implemented to prevent any transfer of the securities not made in accordance with the provisions of Regulation S.

     7.     Survival.  The  foregoing  representations,  warranties  and
            --------
undertakings are made with the intent that they may be relied upon in determining the undersigned's suitability as an investor in the Company and the undersigned hereby agrees that such representations and warranties shall survive his purchase of the shares of the Preferred stock in the Company. The undersigned hereby acknowledges and agrees that he is not entitled to cancel, terminate or revoke this Subscription Agreement, or any agreements hereunder, unless the Company has extended the Offering beyond the period specified in the Offering Materials, and that this Subscription Agreement and such agreements shall survive (a) changes in the transactions, documents, and instruments previously furnished to the undersigned which are not materially adverse, and
(b) the undersigned's death or disability provided, however, that if the Company shall have rejected this subscription, this Subscription Agreement, all agreements of the undersigned hereunder shall automatically be canceled, terminated and revoked.

     8.     Notices.  All  notices  or  other  communications  given  or  made
            -------
hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned or to the Company at the respective addresses set forth herein.

     9.     Miscellaneous.
            -------------

          (a) The undersigned agrees not to transfer or assign this Subscription Agreement, or any of the undersigned's interest herein, and further agrees that the transfer or assignment of the shares of the Preferred stock acquired pursuant hereto shall be made only in accordance with all applicable laws.

          (b) The undersigned agrees that the undersigned may not cancel, terminate, or revoke this Subscription Agreement or any agreement of the undersigned made hereunder and that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, successors, and assigns.

          (c) Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any rights granted to the undersigned under United States federal, state or foreign securities laws.

          (d) Words of any gender used in this Subscription Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Subscription Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

          (e) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

          (f) Within 10 days after receipt of a written request from the Company, the undersigned agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and ordinances to which the Company is subject.

     IN WITNESS WHEREOF, I have executed this Subscription Agreement as of the ___ day of ____________, 2005.

                                TYPE OF OWNERSHIP

(Check One)

________     Individual  (one  signature  required)

________     Joint Tenants with Right  of  Survivorship (both parties must sign)

________     Tenants  in  Preferred  (both  parties  must  sign)

________ Community Property (one signature required if interest held in one name, i.e., managing spouse, two signatures required if interest held in both names).

________     Trust

________     Corporation

________     Partnership


          _____________________________________________________________________
            Please print here the exact name (registration) investor desires for the shares.

                                 SIGNATURE PAGE
                             FOR INDIVIDUAL INVESTOR




_______________________________________
Signature

_______________________________________
Print or Type Name

Residence Address:

_______________________________________

_______________________________________

Mailing Address:

_______________________________________

_______________________________________

          Executed at _____________________________, this _____ day of
          _________________, 2005.

                                 SIGNATURE PAGE
                      FOR CORPORATE OR PARTNERSHIP INVESTOR


           Name of Corporation  or Partnership (Please Print or Type)


By   ________________________________________________________
     Signature of Authorized Agent

Title: ______________________________________________________

Address of Principal Offices: _______________________________

_____________________________________________________________

_____________________________________________________________

Mailing Address, if Different: ______________________________

_____________________________________________________________

_____________________________________________________________

Attention: __________________________________________________

          Executed at _____________________________, this _____ day of
          _________________, 2005.

                                 SIGNATURE PAGE
                               FOR TRUST INVESTOR


                      Name of Trust (Please Print or Type)


______________________________________________________
Name of Trustee (Please Print or Type)

By ___________________________________________________
    Trustee's Signature

Date Trust was Formed: _______________________________

Trustee's Address: ___________________________________

______________________________________________________

______________________________________________________

Attention: ___________________________________________

          Executed  at  _____________________________,  this  _____  day  of
          _________________,  2005.

SUBSCRIPTION ACCEPTED:

PALOMAR ENTERPRISES, INC.



By  _________________________________________________
     Steven Bonnberger, President and Chief Executive Officer

Date: __________________, 2005.